SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 4, 2005

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

590 Madison Avenue, 34th Floor, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 409-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
SEVERANCE, WAIVER AND RELEASE AGREEMENT
EMPLOYMENT AGREEMENT/ MARK D. KLEIN
STOCK OPTION AGREEMENT
INDEMNIFICATION AGREEMENT
SUBSCRIPTION AGREEMENT
PRESS RELEASE DATED MARCH 4, 2005
PRESS RELEASE MARCH 10, 2005

Item 1.01 Entry Into a Material Definitive Agreement.

     See Item 5.02, which is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

     See Item 5.02, which is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective as of March 4, 2005, Ladenburg Thalmann Financial Services Inc. (“Company”) entered into a Severance, Waiver and Release Agreement (“Severance Agreement”) with Charles I. Johnston, the Company’s President and Chief Executive Officer. Under the Severance Agreement, effective March 31, 2005, Mr. Johnston will retire from all of his positions with the Company and all of its subsidiaries including Ladenburg Thalmann & Co. Inc., the Company’s primary operating subsidiary (“Ladenburg”). Pursuant to the Severance Agreement, Mr. Johnston will receive (i) a lump sum payment of $150,000, (ii) continued health benefits under his existing employment agreement until the earlier of the second anniversary of the date of the Severance Agreement or until he is eligible to be covered by another plan and (iii) the right until March 4, 2006 to exercise options to purchase a total of 100,000 shares of common stock represented by the Stock Option Agreement, dated as of March 9, 2004, between the Company and Mr. Johnston.

     In addition, the Company entered into an Employment Agreement (“Employment Agreement”) with Mark D. Klein pursuant to which Mr. Klein will serve as the President, Chief Executive Officer and a Director of the Company and Chairman and Chief Executive Officer of Ladenburg effective as of April 1, 2005. Mr. Klein is a securities industry veteran with deep experience in the investment advisory, alternative investment and brokerage businesses. For the past five years Mr. Klein served as the President and Chief Executive Officer of NBGI Asset Management Inc. and NBGI Securities Inc., both affiliates of the National Bank of Greece, a leading financial institution in Greece. Prior to joining NBGI Asset Management Inc. and NBGI Securities Inc., Mr. Klein founded Newbrook Capital Management and Newbrook Securities in 1994 and served as the President and CEO of the two firms until they were acquired by the National Bank of Greece in 2000. Mr. Klein has also been a senior portfolio manager specializing in high net worth individuals for three major brokerage firms, including PaineWebber and Smith Barney Shearson. In addition to his traditional asset management experience, Mr. Klein founded Independence Holdings LLC, a private equity fund of funds companies. Mr. Klein earned a Masters in Business Administration in Finance and Economics at the J. L. Kellogg Graduate School of Management at Northwestern University and a Bachelors of Business Administration with high distinction from Emory University.

     Pursuant to the Employment Agreement, Mr. Klein will receive (i) a base salary of $500,000 per year, (ii) an annual bonus of $500,000 if certain performance goals are met and (iii) an option (“Option”) to purchase 5,000,000 shares of the Company’s common stock at a price of $0.465 per share. The Option, which expires on March 4, 2015, vests as to 10% of the shares on the date of grant and as to an additional 22.5% of the shares in four annual installments commencing on March 4, 2006. In connection with his employment, Mr. Klein entered into a Subscription Agreement with the Company to purchase 2,222,222 shares (“Shares”) of the Company’s common stock at $0.45 per share (or an aggregate purchase price of $1,000,000). Mr. Klein will purchase the Shares simultaneously with the closing of the Amended and Restated Debt Conversion Agreement and private financing described below in Item 8.01.

     The Company has agreed to register for re-sale the Shares as well as the shares of common stock issuable upon exercise of the Option. However, Mr. Klein has agreed that he will not sell, transfer or assign any of the Shares until November 15, 2005.

     The summary of the foregoing transactions are qualified in their entirety by reference to the text of the related agreements, which are attached as exhibits hereto and are incorporated herein by reference.

Item 8.01 Other Events.

     On March 4, 2005, the Company announced that the closing of the previously announced Amended and Restated Debt Conversion Agreement with Frost-Nevada Investments Trust (“Frost-Nevada”) and New Valley Corporation (“New Valley”), the holders of the Company’s senior convertible promissory notes (“Notes”), and the Company’s private financing, has been scheduled to take place on March 11, 2005. Pursuant to the Amended and Restated Debt Conversion Agreement, Frost-Nevada and New Valley will convert their Notes, with an aggregate principal amount of $18,010,000, together with the accrued interest of $4,689,107, into 51,778,678 shares of the Company’s common stock. Frost-Nevada and New Valley will also each purchase 11,111,111 shares of common stock from the Company for $5,000,000, or $0.45 per share.

     As a result of the foregoing transactions, which were approved by the Company’s stockholders at its Annual Meeting held in January 2005, the Company currently anticipates recording a pre-tax charge in the first quarter of 2005 of approximately $19,400,000 in its statements of operations reflecting the expense attributable to the reduction in the conversion price of the Notes. After giving effect to the loss, the issuance of common stock upon conversion of the Notes and the equity investment of $10,000,000 by Frost-Nevada and New Valley, the net effect on the Company’s balance sheet will be an increase to shareholders’ equity of approximately $32,700,000.

     Upon consummation of the foregoing transactions, Frost-Nevada (and its affiliates) will be the beneficial owner of 37.2% of the Company’s common stock and New Valley will be the beneficial owner of 25.7% of the Company’s common stock. However, New Valley has informed the Company that it will distribute the 19,876,358 shares it will receive as a result of the conversion of its Note as a dividend to its stockholders promptly following the closing of such transactions. Following the distribution by New Valley, New Valley would beneficially own approximately 9.3% of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

     (c)   Exhibits.

10.1	Severance, Waiver and Release Agreement, dated as of March 4, 2005, between Ladenburg Thalmann Financial Services Inc. and Charles I. Johnston

10.2	Employment Agreement, dated as of March 4, 2005, between Ladenburg Thalmann Financial Services Inc. and Mark D. Klein

10.3	Stock Option Agreement, dated as of March 4, 2005, between Ladenburg Thalmann Financial Services Inc. and Mark D. Klein

10.4	Indemnification Agreement, dated as of March 4, 2005, between Ladenburg Thalmann Financial Services Inc. and Mark D. Klein

10.5	Subscription Agreement, dated as of March 4, 2005, between Ladenburg Thalmann Financial Services Inc. and Mark D. Klein

99.1	Press release dated March 4, 2005

99.2	Press release dated March 10, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2005

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Salvatore Giardina
	Name:	Salvatore Giardina
	Title:	Executive Vice President and Chief Financial Officer